CHANTICLEER
HOLDINGS

NASDAQ: HOTR

Investor Presentation
August 2012



Safe Harbor Statement

CHANTICLEER HOLDINGS

NASDAQ: HOTR

Statements in this presentation that are not descriptions of historical facts are forward-looking statements relating to future events, and as such all forward-looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this presentation that are not statements of historical fact may be considered to be forward-looking statements. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek," "attempt," or variations of these or similar words, identify forward-looking statements. These forward-looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new stores, successful completion of the Company's proposed acquisitions and expansion, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties detailed from time to time in our reports filed with the Securities and Exchange Commission. There can be no assurance that our actual results will not differ materially from expectations and other factors more fully described in our public filings with the U.S. Securities and Exchange Commission, which can be reviewed at www.sec.gov.

Who We Are

CHANTICLEER HOLDINGS

NASDAQ: HOTR

Owner & Operator of Hooters Restaurants Internationally

- Chanticleer's growth strategy is expanding the Hooters brand in emerging markets through partnerships and/or acquisition of Hooters Restaurants & New Concepts.
- The Company owns all or part of the Hooters franchise rights to develop and operate Hooters restaurants in South Africa, Hungary, 3 states of Brazil, and has joint ventured with the existing franchisee in Australia.
- We partner with highly experienced Operators with Aligned Interests

HOOTERS

- **Hooters of America (HOA) : The brand and franchisor -** over 430 restaurants operating within 27 countries with approx. $1 billion in system-wide revenue
- Chanticleer controls an interest of 3% in HOA
- Mike Pruitt sits on the Board of Directors of HOA

- Current Restaurants: South Africa (4), and Australia (1)
  - Opening August 27, 2012: Budapest, Hungary
  - Coming in 2012: Surfers Paradise, Australia

Territory Selection Criteria

CHANTICLEER HOLDINGS

NASDAQ: HOTR

- International Hooters territory with no existing franchisee or a territory to partner with current franchisee
- Strong local market dynamics – compelling economic growth rates and demographics
- Partner with highly experienced and well capitalized restaurant operators in the local international market
- Identify restaurant locations with attractive leasehold economics
- Maintain a disciplined expansion strategy focusing on expected ROI and driving shareholder value



*With our current territories, we believe HOTR could grow to have more than 75 Hooters locations

Roll Out Plan

CHANTICLEER HOLDINGS

NASDAQ: HOTR




14
12
10
8
6
4
2
0
2009
2010
2011
2012 E
2013 E
New Openings Expected
Hooters Restaurants Open

Past Openings:

- Durban, South Africa - December 2009
- Johannesburg, South Africa - June 2010
- Cape Town, South Africa - June 2011
- Campbelltown, Australia - January 2012
- Emperor's Palace, South Africa - mid-February 2012

Coming in 2012: Budapest, Hungary and Surfers Paradise, Australia

Our Restaurants

CHANTICLEER HOLDINGS
NASDAQ: HOTR



Cape Town, South Africa



Emperor's Palace, South Africa



Johannesburg, South Africa



Campbelltown, Australia

HOTR Restaurant:
Avg. Sq. Ft: 6,700
Avg. Capacity: 240 seats

Domestic Restaurant:
Avg. Sq. Ft: 5,600
Avg. Capacity: 210 seats

5 Total Restaurants: South Africa (4) and Australia (1)

Coming in 2012: Budapest, Hungary and Surfers Paradise, Australia

Customized Menu

CHANTICLEER HOLDINGS

NASDAQ: HOTR

HOOTERS

Tailored menus to appeal to local tastes

Wings



Burgers



Beverages



Merchandise



Steak & Ribs


Mains

GRANDE - R130.00
500g OF JUICY RUMP WITH A CHOICE OF PEPPER, MUSHROOM OR BBQ

JAMAICAN FILLET - R110.00
250g OF TENDER FILLET TOPPED WITH BACON, AVOCADO AND A GREEN PEPPER SAUCE.

TEXAS T-BONE - R89.00
500g T-BONE WITH CHOICE OF PEPPER, MUSHROOM OR BBQ SAUCE.

BBQ Glazed Ribs

RACK OF RIBS (500g) - R105.00
A GENEROUS PORTION OF SUCCULENT RIBS THAT HAVE BEEN GRILLED TO PERFECTION, SAY NO MORE

GREEK SALAD - R49.00
SIDE GREEK SALAD - R27.00

HOOTERS COOKS IN NON-TRANS FAT OIL

Dr. Hootie identifies menu dishes that, upon request, meet HEALTHY DINING'S nutrition criteria and are featured on

healthydiningfinder.com

Revenue Mix

Based on SA Restaurants
(during the 6 months ended June 30, 2012)

*System generated & unaudited



Merchandise
2%
Non-Alcoholic
Beverages
10%
Food
35%
Alcoholic
Beverages
53%

Higher than average Alcoholic Beverage sales as a percentage of revenue

Approximate Gross Margins:

- All Beverages : 66%
- Food : 61%
- Merchandise : 64%

South Africa


CHANTICLEER
HOLDINGS
NASDAQ: HOTR

- Chanticleer owns the exclusive franchise rights to develop and operate Hooters in South Africa
- Chanticleer formed a management company for all SA units. HOTR owns 80% of the management company and key management own 20%
- Management company is paid 5% of Net Revenues
- 4th restaurant in Emperor's Palace Casino opened in mid-Feb 2012
- Average net cash cost to open approx. $850k/unit
- We expect to secure a location in Pretoria for our 5th unit in 2012

Emperor's Palace

10Q - 3 months ending June 30, 2012

Initial Cash Investment: (Includes $100k VAT Refund)	$696,000
Revenues:	$674,325
Gross Margin:	63.5%
EBITDA:	$170,075
EBITDA Margin:	25%
Net Income:	$87,427

- Estimated Market Opportunity ~ 20 restaurants


CHANTICLEER
HOLDINGS
NASDAQ: HOTR

Australia

- Chanticleer formed a JV agreement with the existing Hooters franchisee to cooperatively develop Hooters restaurants going forward
- HOTR owns 49% interest in the Campbelltown and upcoming Surfers Paradise locations
- Our Campbelltown location is the third Hooters restaurant in Australia; and the first restaurant jointly developed with HOTR
- The JV's 2nd location is expected to open in Surfers Paradise by 2012-end

Campbelltown

10Q – 6 months ending June 30, 2012

HOTR Initial Cash Investment: $625,623
*We own 49% of Campbelltown

Revenues:	$1,875,784
Gross Margin:	71%

Within the first 6 months of operation, our Campbelltown location ranked within the top 20 Hooters restaurants

- Estimated Market Opportunity ~ 15 restaurants

Hungary & Brazil

CHANTICLEER HOLDINGS

NASDAQ: HOTR


HUNGARY


BRAZIL

- Partnered with Alex Hemingway and team to form Hungary-based Crown Restaurants to exclusively develop Hooters in Hungary
- Alex Hemingway, CEO of Crown Restaurants, previously worked as president and COO of CEFG, owners and operators of Pizza Hut and KFC brands in Hungary, as well as 3 local national brands. During his career, he has operated over 180 units
- First Hooters location to be opened in Franz Liszt Square, in Budapest on August 27, 2012
- Plan to roll out into other Eastern European markets
- Estimated Market Opportunity ~ 3

- Partnered with Wings Brasil Ltda. to develop in 3 of the most populous states: Rio de Janeiro, Minas Gerais, and Espirito Santo
- Wings Brasil Ltda. currently manages 2 existing São Paulo Hooters
- Rio de Janeiro will host:
  - 2014 FIFA World Cup
  - 2016 Summer Olympic Games
- We expect to secure our first location in Rio de Janeiro in 2012
- Estimated Market Opportunity ~ 40

Unit Growth


14
12
10
8
6
4
2
0
1
2
3
7
12
100%
50%
133%
71%
2009
2010
2011
2012 E
2013 E
Total Units

2Q Financial Highlights and Balance Sheet

CHANTICLEER HOLDINGS
NASDAQ: HOTR

- Reported record revenue of $1.7m for the second quarter, an increase of 54% as compared to pro forma revenue of $1.1m for the same period in 2011
- Reported record revenues of $3.1m for the first six months of 2012, an increase of 23% as compared to pro forma revenue of $2.5m for the same period in 2011

CONSOLIDATED BALANCE SHEET

	June 2012	March 2012
Cash and cash equivalents	$3,673,005	$182,240
Other Current Assets	$399,898	$454,518
Property & Equipment, net	$3,102,917	$2,746,611
Other Long-Term Assets	$2,931,255	$2,700,675
TOTAL ASSETS	**$10,107,075**	**$6,084,044**
Current Liabilities	$1,023,065	$4,779,370
Long-term debt, less current maturities	$231,519	$233,499
TOTAL LIABILITIES	**$1,254,584**	**$5,012,869**
Stockholders' Equity	**$8,852,491**	**$1,071,175**
Total Liabilities & Stockholders' Equity	**$10,107,075**	**$6,084,044**

CHANTICLEER HOLDINGS

NASDAQ: HOTR

Why HOTR?

- Hooters is one of the most recognized iconic brands in the world
- International markets offer strong organic and new expansion opportunities
- Selective Partners: highly experienced restaurant operators in the local markets with aligned interests
- Chanticleer controls an interest of 3% in Hooters of America (HOA) and HOTR's CEO, Mike Pruitt, sits on the Board of HOA
- Rapid Growth: 7 restaurants open by 2012 year-end and projecting 12 restaurants open in 2013
- With our current exclusive international territories, HOTR could grow to have more than 75 Hooters locations



"Great food, cold beer, and pretty girls never go out of style." - Robert H. Brooks

CHANTICLEER
HOLDINGS

NASDAQ: HOTR

For More Information Contact:

Shannon DiGennaro
VP INVESTOR RELATIONS
704-941-0959
sd@chanticleerholdings.com

